SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008
OMNITURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52076	87-0619936

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
550 East Timpanogos Circle
Orem, UT 84097
(Address, including zip code, of principal executive offices)
(801) 722-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
          This Amendment No. 1 is being filed by Omniture, Inc. (“Omniture”) to amend Item 9.01 of its Current Report on Form 8-K originally filed by Omniture with the Securities and Exchange Commission on January 18, 2008 in connection with Omniture’s acquisition of Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (“Visual Sciences”) pursuant to the Agreement and Plan of Reorganization, dated as of October 25, 2007 (the “Merger Agreement”), by and among Omniture, Visual Sciences and Voyager Acquisition Corp (“Merger Sub”). As indicated in the original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K.
          The pro forma financial information required by Item 9.01(b) of Form 8-K (attached hereto as Exhibit 99.2) sets forth certain unaudited pro forma condensed combined financial information of Omniture after giving effect to the acquisition of each of Touch Clarity Limited (“Touch Clarity”), Offermatica Corporation (“Offermatica”) and Visual Sciences and adjustments described in such pro forma financial information. The acquisition of Touch Clarity closed on March 1, 2007 and the acquisition of Offermatica closed on December 13, 2007. The acquisition of Visual Sciences closed on January 17, 2008.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of the Business Acquired
          The following financial statements of Visual Sciences required by this Item 9.01(a) are being filed as Exhibit 99.1 to this amendment and are incorporated by reference herein:
Visual Sciences’ audited consolidated balance sheets as of December 31, 2007 and 2006, Visual Sciences’ audited consolidated statements of operations for the fiscal years ended December 31, 2007, 2006 and 2005, Visual Sciences’ audited consolidated statements of stockholders’ equity and comprehensive income (loss) for the fiscal years ended December 31, 2007, 2006 and 2005 and Visual Sciences’ audited consolidated statements of cash flows for the fiscal years ended December 31, 2007, 2006 and 2005.
     (b) Pro Forma Financial Information
          The following pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2 to this amendment and is incorporated by reference herein:
          The unaudited pro forma condensed combined financial statements of Omniture after giving effect to the acquisitions of Touch Clarity, Offermatica and Visual Sciences and adjustments described in such pro forma financial information.
     (d) Exhibits
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Visual Sciences’ audited consolidated balance sheets as of December 31, 2007 and 2006, Visual Sciences’ audited consolidated statements of operations for the fiscal years ended December 31, 2007, 2006 and 2005, Visual Sciences’ audited consolidated statements of stockholders’ equity and comprehensive income (loss) for the fiscal years ended December 31, 2007, 2006 and 2005 and Visual Sciences’ audited consolidated statements of cash flows for the fiscal years ended December 31, 2007, 2006 and 2005.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURES
          Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITURE, INC.
	By:	/s/ Michael S. Herring
Michael S. Herring
Dated: March 31, 2008		Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Visual Sciences’ audited consolidated balance sheets as of December 31, 2007 and 2006, Visual Sciences’ audited consolidated statements of operations for the fiscal years ended December 31, 2007, 2006 and 2005, Visual Sciences’ audited consolidated statements of stockholders’ equity and comprehensive income (loss) for the fiscal years ended December 31, 2007, 2006 and 2005 and Visual Sciences’ audited consolidated statements of cash flows for the fiscal years ended December 31, 2007, 2006 and 2005.

99.2	Unaudited pro forma condensed combined financial statements.